BUSINESS COMBINATIONS	6 Months Ended	12 Months Ended
	Aug. 31, 2013	Feb. 28, 2013
Notes to Financial Statements
Note 4. BUSINESS COMBINATIONS

Acquisition of GEOS IP Assets: On May 24, 2012, we acquired all of the common stock and all of the preferred stock of GEOS Communications IP Holdings, Inc. pursuant to the Stock Purchase Agreement between Augme and GEOS and other parties. By acquiring the GEOS stock, we acquired five U.S. patents covering Voice over Internet Protocol (“VoIP”) and other mobility inventions. The patents allow us to expand our mobile marketing and mobile advertising technology offerings to include adaptive voice technologies for any mobile environment, VoIP-enabled mobile marketing and advertising, VoIP-enabled e-commerce and VoIP-enabled services and support features within our AD LIFE Platform.

We determined that the GEOS assets acquired did not constitute a business as defined under ASC Topic 805 on the basis that the GEOS assets were not an integrated set of activities or assets that were capable of being conducted or managed in a manner that would provide economic benefits or return to us. As a result, we accounted for this acquisition as an asset purchase. The total consideration paid has been allocated to the intangible assets acquired based upon their relative fair values at the date of acquisition.

The fair value of the consideration given for the acquisition of the GEOS stock was $4.2 million, which included $355,000 in cash and $3.8 million in our common stock (1,860,465 shares at a price of $2.05 per share). We are indemnified against certain losses resulting from breaches of any representation, warranty, covenant or agreement of GEOS. In order to secure payment of any loss, the approximate 1.9 million shares of our common stock were held for the benefit of the sellers in escrow for a period of up to 14 months following the closing date of the acquisition. In July 2013, the shares were released from escrow.

As described in Note 2, we recorded an increase to the carrying value of the patents on our balance sheet of $2.6 million to correct errors related to the income tax provision impacts of differences between the book and tax basis of the acquired assets, and a corresponding income tax benefit on our consolidated statement of operations, due to the reduction in the deferred income tax asset valuation allowance during the quarter ended May 31, 2012.

Acquisition of Hipcricket, Inc. Assets

On August 25, 2011, Augme completed its acquisition of the business and substantially all of the assets of Hipcricket, Inc. pursuant to the Amended and Restated Asset Purchase Agreement dated August 25, 2011 between Augme and Hipcricket. The acquisition provides us with expanded mobile marketing solutions for consumer brands, agencies, pharmaceutical/health, and media companies. We accounted for the acquisition as a business combination. The results of Hipcricket’s operations have been included in our financial statements since the date of the acquisition.

The estimated fair value of the acquisition consideration was $62.8 million, which included $3.0 million in cash, $35.5 million in our common stock (11,457,359 shares at a price of $3.10), a $1.0 million promissory note, which was subsequently paid off in cash, and $2.0 million of seller tax liabilities, which was paid during the quarter ended May 31, 2012. In addition, the transaction called for a twelve-month earn-out payment to Hipcricket shareholders and employees, which if achieved was estimated to be no less than $15.0 million and as high as $27.5 million. The amount of contingent consideration was based on the amount of revenue recognized in the earn-out period and could be paid in our common stock or a combination of common stock and cash at our discretion, provided that the transaction remained a tax-free reorganization. The contingent consideration recorded at the time of the acquisition was $23.3 million plus the seller tax liabilities of $2.0 million, resulting in an aggregate liability on the transaction date of $25.2 million. The tax liability of $2.0 million was paid during the quarter ended May 31, 2012.

The earn-out period ended on August 25, 2012, which was the measurement date of the contingent consideration obligation. The earn-out payment was calculated to be $22.0 million and we recognized a gain of $2.0 million from the reduction of the liability of the actual consideration due, compared to management’s previous estimates. The gain is included within other income on the statements of operations for the three and six months ended August 31, 2012.

As partial satisfaction of the contingent consideration payments, we paid approximately 50% of the outstanding obligation using shares of our common stock. We issued a total of 5.5 million shares of our common stock as payment of approximately $11.0 million in contingent consideration to the former Hipcricket stockholders. The number of common shares issued was calculated using a $2.00 per share “floor” price, as defined in the agreement. The market price of our common stock on August 25, 2012 was $1.48.  The difference between the $2.00 floor price used to calculate the number of shares to be issued, and the actual price of $1.48 on the measurement date, resulted in a reduction of the estimated consideration payment of $2.9 million, which is included in other income on the statements of operations for the three and six months ended August 31, 2012.

On November 2, 2012 we issued 3.7 million shares of common stock, net of tax withholding, for substantially all of the remaining contingent consideration obligation.  The difference between the $2.00 floor price and the actual price of $0.65 on the date the shares were issued resulted in a reduction of the estimated contingent consideration payment of $7.3 million, which was included in other income on the statements of operations for the three and six months ended November 30, 2012.

Acquisition of GEOS IP Assets: On May 24, 2012, we acquired all of the common stock and all of the preferred stock of GEOS Communications IP Holdings, Inc. (“GEOS IP”) pursuant to the Stock Purchase Agreement between Augme and GEOS IP and other parties.  By acquiring the GEOS IP stock, we acquired five U. S. patents covering Voice over Internet Protocol (“VoIP”) and other mobility inventions and seven U.S. patent applications and 18 pending international patent applications covering related invention families within the field of mobile VoIP. The patents allow us to expand our mobile marketing and mobile advertising technology offerings to include adaptive voice technologies for any mobile environment, VoIP-enabled mobile marketing and advertising, VoIP-enabled e-commerce and VoIP-enabled services and support features within our AD LIFE Platform.

We determined that the GEOS IP assets acquired did not constitute a business as defined under ASC Topic 805 on the basis that the GEOS IP assets were not an integrated set of activities or assets that were capable of being conducted or managed in a manner that would provide economic benefits or return to us.  As a result, we accounted for this acquisition as an asset purchase.  The total consideration paid has been allocated to the intangible assets acquired based upon their relative fair values at the date of acquisition.

The fair value of the consideration given for the acquisition of the GEOS IP stock was $4.2 million, which included $355,000 in cash and $3.8 million in our common stock (1,860,465 shares at a price of $2.05 per share). We are indemnified against certain losses resulting from breaches of any representation, warranty, covenant or agreement of GEOS IP. In order to secure payment of any loss, the approximate 1.9 million shares of our common stock will be held for the benefit of the sellers in escrow for a period of up to 14 months following the closing date of the acquisition.

As described in Note 3, we recorded an increase to the carrying value of the patents on our balance sheet of $2.6 million to correct errors related to the income tax provision impacts of differences between the book and tax basis of the acquired assets, and a corresponding income tax benefit on our consolidated statement of operations, due to the reduction in the deferred income tax asset valuation allowance.

Acquisition of Hipcricket, Inc. Assets:  On August 25, 2011, we completed our acquisition of the business and substantially all of the assets of Hipcricket pursuant to the Amended and Restated Asset Purchase Agreement dated August 25, 2011 between Augme and Hipcricket. The acquisition provided us with expanded mobile marketing solutions for consumer brands, agencies, pharmaceutical/health, and media companies. We accounted for the acquisition as a business combination. The results of Hipcricket’s operations have been included in our financial statements since the date of the acquisition.

The estimated fair value of the acquisition consideration was $62.8 million, which included $3.0 million in cash, $35.5 million in our common stock (11,457,359 shares at a price of $3.10), a $1.0 million promissory note which was subsequently paid off in cash, and $2.0 million of seller tax liabilities, which were paid during the quarter ended May 31, 2012.  In addition, the transaction called for a 12-month earn-out payment to Hipcricket shareholders and employees, which was estimated to be between $15.0 million and $27.5 million. The amount of contingent consideration was based on the amount of revenue recognized in the earn-out period and could be paid in Augme’s common stock or a combination of common stock and cash at Augme’s discretion, provided that the transaction remained a tax-free reorganization. The earn-out period ended August 25, 2012.

The contingent consideration recorded at the time of the acquisition was $23.3 million plus the seller tax liabilities of $2.0 million, resulting in an aggregate liability on the transaction date of $25.2 million. The $2.0 million was paid during the quarter ended May 31, 2012. The contingent consideration was determined based upon the revenue recognized during the earn-out period, and was paid 50% to former Hipcricket shareholders and 50% to Hipcricket employees and employee-shareholders, that became employees of Augme after the acquisition. Based on an evaluation of the factors surrounding the transaction and the terms of the purchase agreement, the amount due under the earn-out provisions was accounted for as acquisition consideration.  We concluded that the contingent consideration to be paid to employees was a significant component of the transaction date valuation of the acquired business.  The calculation of the contingent payment was based upon factors established at the date of the transaction to be paid upon meeting the established revenue criteria of the acquired business.  The post transaction employment arrangements of the continuing employees are at market rates and the formula for determining the contingent consideration is consistent with the business valuation methodologies, based upon a revenue multiplier of revenue recognized from the acquired business for the twelve month period following the business combination.

The earn-out period ended on August 25, 2012, which was the measurement date of the contingent consideration obligation.  The earn-out payment was calculated to be $21,999,780, and we recognized a gain of $2,000,538 resulting from the reduction of the liability of the actual consideration due, compared to management’s previous estimates.  The gain is included within other income on the 2013 statement of operations.  We paid the contingent consideration in both cash and common stock in transactions occurring on August 25, 2012 and November 2, 2012 for substantially all of the outstanding liability.

We paid the former Hipcricket stockholders contingent consideration totaling $10,999,890, representing approximately 50% of the earn-out payment, in shares of our common stock. The number of common shares issued was calculated using a $2.00 per share price, as our common stock price as calculated under the agreement was below the $2.00 “floor” as stated in the agreement. Accordingly, we issued a total of 5,500,036 shares of common stock in satisfaction of the contingent consideration owed to the former Hipcricket shareholders. The market price of our common stock on August 25, 2012 was $1.48.  The difference between the $2.00 per share price used to calculate the number of shares to be issued, and the actual price of $1.48 on the measurement date, resulted in a reduction in the acquisition consideration payment of $2,860,019 which amount was included within other income on the statement of operations.

On November 2, 2012, we issued 3,734,835 shares of our common stock as form of payment, net of tax withholding, for the remaining contingent earn-out consideration. On December 4, 2012, this amount was reduced by 27,322 shares to 3,707,513 shares. The difference between the $2.00 per share price used to calculate the number of shares to be issued, and the actual price of the shares of $0.65 on the date we issued the shares, resulted in a reduction in the acquisition consideration payment of $7,339,173 which amount was included within other income on the statement of operations.

In connection with the business combination, we incurred merger related costs, including legal, consulting, accounting and other costs of $812,697 which are included in general and administrative expense in the 2012 statement of operations, respectively.

The business combination was accounted for using the acquisition method of accounting, which requires an acquirer to recognize the assets acquired and liabilities assumed at the acquisition date fair values. The acquisition was structured as a stock purchase and therefore the values assigned to the intangible assets and goodwill are not deductible for tax purposes. The fair value of the consideration paid in excess of net assets acquired is recorded as goodwill. The following table summarizes the estimates of fair value as of the date of acquisition (restated):

Acquisition consideration:
Cash paid	$3,000,000
Common stock issued to Hipcricket stakeholders	35,517,813
Promissory note	1,000,000
Contingent acquisition payable (in cash or common stock)	23,284,000

Total acquisition consideration	$62,801,813

Assets acquired, liabilities assumed and goodwill:
Accounts receivable	$2,014,109
Prepayments and deposits	189,052
Current liabilities	(979,087)
Deferred income tax liability	(10,997,717)
Customer relationships	11,900,000
Acquired technology	6,600,000
Acquired trade name	8,700,000

Total assets acquired and liabilities assumed	17,426,357

Goodwill	$45,375,456

Unaudited Pro Forma Results of Operations for Hipcricket Acquisition

The results of the Hipcricket acquisition are included in the financial statements from the date of acquisition. The unaudited pro forma results of operations data are being furnished solely for informational purposes and are not intended to represent or be indicative of the results of operations that we would have reported had the Hipcricket acquisition been completed on March 1, 2010 of the fiscal years presented, nor are they necessarily indicative of future results. Pro forma results include the discount of the present value of the contingent consideration over the two years presented.

	Year Ended
	2012	2011

Revenues	$16,884,243	$9,777,066
Net loss	(33,558,692)	(18,576,523)
Weighted average common shares	85,750,453	71,722,254
Basic and diluted net income (loss) per share	$(0.39)	$(0.26)

Acquisition of JAGTAG, Inc.:  On July 22, 2011, we completed our acquisition of the business and substantially all of the assets of JAGTAG, Inc. (“JAGTAG”) pursuant to the Asset Purchase Agreement dated July 22, 2011 between Augme and JAGTAG.  The acquisition enhanced our mobile marketing capabilities. We accounted for the acquisition as a business combination. The results of JAGTAG’s operations have been included in our financial statements since the date of the acquisition.  The estimated fair value of the consideration transferred to sellers was $5.6 million, comprised of 1,464,085 shares of common stock at a price of $3.86 per share.

In connection with the business combination, we incurred merger related costs, including legal, consulting, accounting and other costs of $274,518 which are included in general and administrative expense in the 2012 statement of operations.

The business combination was accounted for using the acquisition method of accounting, which requires an acquirer to recognize the assets acquired and liabilities assumed at the acquisition date fair values. The acquisition was structured as a stock purchase and therefore the values assigned to the intangible assets and goodwill are not deductible for tax purposes.  The following table summarizes the estimates of fair value as of the date of acquisition:

Acquisition consideration:
Common stock issued to JAGTAG shareholders	$5,651,368

Assets acquired and liabilities assumed:
Cash	$32,206
Accounts receivable	266,047
Accounts payable	(539,225)
Current liabilities	(202,195)
Deferred income tax liability	(2,496,758)
Other liabilities	(80,547)
Patents (10 year expected life)	6,175,082
Total assets acquired and liabilities assumed	3,154,610
Goodwill	$2,496,758